UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2011
MedAssets, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33881	51-0391128

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Point Center E, Suite 200, Alpharetta, Georgia	30022

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 678-323-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 26, 2011, Mr. Patrick T. Ryan, a member of the Board of Directors (the “Board”) of MedAssets, Inc. (the “Company”), announced his resignation from the Board and the Company. Mr. Ryan’s decision to step down did not involve any disagreement with the Company, our management or the Board. Mr. Ryan had served as one of our directors and President of the Spend and Clinical Resource Management segment since the Company’s acquisition of The Broadlane Group in November 2010. Mr. Ryan was instrumental in helping to drive the integration process of the combined businesses. The Company and the Board thank him for his dedicated service.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 26, 2011. The following matters were voted upon at the Meeting and the stockholder votes on each such matter are briefly described below:
(a) The Company’s Board nominees for election as Class I directors to serve a term of three years received the following votes:

Nominee	Votes For	Withheld Votes	Broker Non-Votes
Samantha Trotman Burman	45,791,974	721,687	5,531,527
Rand A. Ballard	43,839,931	2,673,730	5,531,527
Vernon R. Loucks, Jr.	24,070,193	22,443,768	5,531,527
John C. Rutherford	45,797,192	716,469	5,531,527
Each of the Class I directors named above was re-elected with a term of office to continue until the Company’s 2014 Annual Meeting of Stockholders. The following Class II directors’ term of office will continue until the Company’s 2012 Annual Meeting of Stockholders: Messrs. C.A. Lance Piccolo, Samuel K. Skinner and Bruce F. Wesson. The following Class III directors’ term of office will continue until the Company’s 2013 Annual Meeting of Stockholders: Messrs. John A. Bardis, Harris Hyman IV and Terrence J. Mulligan.
(b) Stockholders ratified the appointment by the Board of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

52,003,845	20,960	20,383	0
(c) Stockholders approved the compensation of our named executive officers, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

46,201,588	238,826	73,247	5,531,527
(d) Stockholders approved the option of “One Year” as the frequency with which stockholders are provided an advisory vote on executive compensation, as follows:

One Year	Two Years	Three Years	Votes Abstained

38,730,372	9,125	7,759,310	14,854

Broker Non-Votes

5,531,527

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAssets, Inc.
May 26, 2011	By:	/s/ Charles O. Garner
		Name:	Charles O. Garner
		Title:	Executive Vice President and Chief Financial Officer